Affirm Holdings, Inc. Announces Proposed Private Offering of $750 Million of Convertible Senior Notes SAN FRANCISCO – December 16, 2024 –Affirm Holdings, Inc. (Nasdaq: AFRM) (“Affirm” or the “Company”) today announced its intention to offer, subject to market conditions and other factors, $750 million aggregate principal amount of Convertible Senior Notes due 2029 (the “Notes”) in a private offering (the “Offering”). In connection with the Offering, Affirm expects to grant the initial purchasers of the Notes an option to purchase, within a 13-day period beginning on, and including, the date on which the Notes are first issued, up to an additional $112.5 million aggregate principal amount of the Notes on the same terms and conditions. Affirm expects to use the net proceeds from the Offering to repurchase a portion of its 0% Convertible Senior Notes due 2026 (the “2026 notes”) as described below. In addition, Affirm expects to use a portion of the net proceeds from the Offering, together with cash on hand (if necessary), to repurchase up to $300 million of shares of its Class A common stock concurrently with the pricing of the Offering, as described below. The repurchases of the 2026 notes and the repurchases of shares of Affirm’s Class A common stock may increase, or reduce the size of a decrease in, the trading price of Affirm’s Class A common stock, and may affect the initial terms of the Notes, including the initial conversion price. Affirm expects to use any remaining proceeds for general corporate purposes. The final terms of the Notes, including the initial conversion price, interest rate and certain other terms, will be determined at the time of pricing of the Offering. When issued, the Notes will be senior, unsecured obligations of Affirm. The Notes will mature on December 15, 2029, unless earlier repurchased, redeemed or converted in accordance with their terms prior to such date. Prior to the close of business on the business day immediately preceding September 15, 2029, the Notes will be convertible at the option of the holders of the Notes only upon the satisfaction of specified conditions and during certain periods. On or after September 15, 2029 until the close of business on the second scheduled trading day immediately preceding the maturity date, the Notes will be convertible, at the option of the holders of Notes, at any time regardless of such conditions. Upon conversion, Affirm will pay cash up to the aggregate principal amount of the Notes to be converted and pay or deliver, as the case may be, cash, shares of Class A common stock of Affirm or a combination of cash and shares of Class A common stock of Affirm, at Affirm’s election, in respect of the remainder, if any, of Affirm’s conversion obligation in excess of the aggregate principal amount of the Notes being converted. Affirm may not redeem the Notes prior to December 20, 2027. Affirm may redeem for cash all or any portion of the Notes, at its option, on or after December 20, 2027, but only if the last reported sale price per share of Affirm’s Class A common stock has been at least 130% of the conversion price for a specified period of time. Concurrently with the pricing of the Notes in the Offering, Affirm expects to enter into one or more separate and individually negotiated transactions with certain holders of the 2026 notes to repurchase for cash a portion of its 2026 notes (the “note repurchases”). The terms of the note repurchases are anticipated to be individually negotiated with each of such holders and will depend on several factors, including the market price of Affirm’s Class A common stock and the trading price of the 2026 notes at the time of such note repurchases. No assurance can be given as to how much, if any, of the 2026 notes will be repurchased or the terms on which they will be repurchased. Affirm expects to negotiate the note repurchases through one of the initial purchasers and/or its affiliate. Affirm may also repurchase additional outstanding 2026 notes following the completion of the Offering. Affirm expects that holders of the 2026 notes that are repurchased by Affirm as described above may enter into or unwind various derivatives with respect to Affirm’s Class A common stock (including entering into derivatives with one or more of the initial purchasers in the Offering or their respective affiliates) and/or purchase or sell shares of Affirm’s Class A common stock concurrently with or shortly after the pricing of the Notes. Repurchases of the 2026 notes, and the potential related market activities by holders of any 2026 notes that are repurchased by Affirm could increase (or reduce the size of any decrease in) or decrease (or reduce the size of any increase in) the market price of Affirm’s Class A common stock, which may affect the trading price of the Notes offered in the Offering at that time and, to the extent effected concurrently with the pricing of the Offering, the initial conversion price of the Notes. Affirm cannot predict the magnitude of such market activity or the overall effect it will have on the price of the Notes offered in the Offering or Affirm’s Class A common stock. Concurrently with the pricing of the Notes in the Offering, Affirm also expects to repurchase up to $300 million of shares of its Class A common stock (the “share repurchases”), in privately negotiated transactions with or through one of the initial purchasers or its affiliate. Affirm expects the purchase price per share of Class A common stock repurchased in the share repurchases to equal the closing price per share of the Class A common stock on the date of pricing of the Notes. These activities, and any other repurchases of shares of Affirm’s Class A common stock, could increase, or reduce the size of any decrease in, the market price of Affirm’s Class A common stock, including concurrently with the pricing of the Notes, resulting in a higher effective conversion price for the Notes. Affirm cannot predict the magnitude of such share repurchases or the overall effect they will have on the price of the Notes in the Offering or Affirm’s Class A common stock. No assurance can be given as to how much, if any, of Affirm’s Class A common stock will be repurchased or the terms on which they will be repurchased. In addition, any share repurchases following this Offering could affect the market price of the Notes and, if conducted during an observation period for the conversion of any Notes, could affect the amount and value of the consideration that is due upon such conversion. However, Affirm does not have an authorized share repurchase program other than the share repurchases expected to be executed concurrently with the pricing of this Offering. This press release is not an offer to repurchase the 2026 notes or Affirm’s Class A common stock, and the Offering of the Notes is not contingent upon the note repurchases or the share repurchases. The Notes will be offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The offer and sale of the Notes and any shares of Class A common stock of Affirm issuable upon conversion of the Notes, if any, have not been, and will not be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, the Notes and such shares, if any, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements. This press release does not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any offer or sale of, the Notes (or any shares of Class A common stock of Affirm issuable upon conversion of the Notes) in any state or jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction. About Affirm Affirm’s mission is to deliver honest financial products that improve lives. By building a new kind of payment network – one based on trust, transparency and putting people first – we empower millions of consumers to spend and save responsibly, and give thousands of businesses the tools to fuel growth. Unlike most credit cards and other pay-over-time options, we never charge any late or hidden fees. Follow Affirm on social media: LinkedIn | Instagram | Facebook | X. Cautionary Note About Forward-Looking Statements This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. All statements other than statements of historical fact contained in this report, including statements regarding the Offering (including its size, timing and the successful completion of this Offering) and the use of proceeds therefrom (including the note repurchases and share repurchases, and effects thereof), are forward-looking statements. In some cases, forward-looking statements may be identified by words such as “anticipate,” “believe,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other similar expressions. Forward-looking statements are based on management’s beliefs and assumptions and on information currently available. These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, including risks described under “Risk Factors” in the offering memorandum for the Offering, the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this press release or to conform these statements to actual results or to changes in our expectations. Contacts Investor Relations ir@affirm.com Media press@affirm.com